Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2020

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and
Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

i

ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

The quarterly financial supplement reflects the reclassification of the results of The Prudential Life Insurance Company of Korea, Ltd. (“POK”) from International Businesses to Divested and Run-off Businesses in Corporate and Other for all periods presented due to its anticipated sale. POK’s results are excluded from adjusted operating income as a result of the operation being held for sale.

iii

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

FINANCIAL METRICS SUMMARY
(in millions, except per share data)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	264	232	288	164	324	478	488	2%
U.S. Businesses:
U.S. Workplace Solutions division	548	392	342	289	286	852	575	-33%
U.S. Individual Solutions division	327	518	508	353	185	904	538	-40%
Assurance IQ division	—	—	(9)	(23)	(16)	—	(39)	-
Total U.S. Businesses	875	910	841	619	455	1,756	1,074	-39%
International Businesses	790	737	745	698	693	1,649	1,391	-16%
Corporate and Other	(335)	(281)	(738)	(342)	(541)	(747)	(883)	-18%
Total adjusted operating income before income taxes	1,594	1,598	1,136	1,139	931	3,136	2,070	-34%
Income taxes, applicable to adjusted operating income	332	309	226	240	189	663	429	-35%
After-tax adjusted operating income	1,262	1,289	910	899	742	2,473	1,641	-34%
Income (loss) attributable to Prudential Financial, Inc.	708	1,418	1,128	(271)	(2,409)	1,640	(2,680)	-263%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	12.7%	12.9%	9.0%	8.9%	7.8%	12.4%	8.4%
Return on Average Equity (based on net income (loss))	4.9%	8.9%	7.0%	-1.8%	-15.3%	6.0%	-8.5%
Distributions to Shareholders
Dividends paid	411	412	406	445	441	826	886	7%
Share repurchases	500	1,000	500	500	—	1,000	500	-50%
Total capital returned	911	1,412	906	945	441	1,826	1,386	-24%
Per Share Data
Net income (loss) (diluted)	1.71	3.44	2.76	(0.70)	(6.12)	3.93	(6.80)	-273%
Adjusted Operating Income (diluted)	3.03	3.12	2.23	2.22	1.85	5.91	4.07	-31%
Shareholder dividends	1.00	1.00	1.00	1.10	1.10	2.00	2.20	10%
Book value	150.04	163.19	155.88	152.45	165.53
Book value excluding AOCI and FX (2)	97.15	99.67	101.04	99.71	92.07
Shares Outstanding
Weighted average number of common shares (basic)	405.3	404.1	400.7	397.0	394.6	407.3	395.8	-3%
Weighted average number of common shares (diluted)	413.9	408.5	403.7	399.6	396.1	415.8	397.8	-4%
End of period common shares (basic)	403.0	398.3	398.8	393.8	394.6
End of period common shares (diluted)	414.3	403.2	404.9	396.5	398.1

__________

(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.

(2) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.03	3.12	2.23	2.22	1.85	5.91	4.07
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1)	(1.58)	0.57	0.31	(1.48)	(6.75)	(3.01)	(8.21)
Market experience updates	(0.50)	(0.77)	0.15	(2.35)	0.14	(0.50)	(2.23)
Divested and Run-off Businesses:
Closed Block division	(0.05)	0.11	0.08	—	(0.06)	(0.10)	(0.06)
Other Divested and Run-off Businesses	0.41	0.48	0.18	0.06	(1.52)	1.00	(1.46)
Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	—	0.02	0.01	0.02	0.02
Other adjustments (2)	—	—	(0.12)	0.11	0.08	—	0.19
Total reconciling items, before income taxes	(1.71)	0.39	0.60	(3.64)	(8.10)	(2.59)	(11.75)
Income taxes, not applicable to adjusted operating income	(0.39)	0.07	0.07	(0.72)	(0.13)	(0.61)	(0.88)
Total reconciling items, after income taxes	(1.32)	0.32	0.53	(2.92)	(7.97)	(1.98)	(10.87)
Net income (loss) attributable to Prudential Financial, Inc.	1.71	3.44	2.76	(0.70)	(6.12)	3.93	(6.80)
Weighted average number of outstanding common shares (basic)	405.3	404.1	400.7	397.0	394.6	407.3	395.8
Weighted average number of outstanding common shares (diluted)	413.9	408.5	403.7	399.6	396.1	415.8	397.8
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	708	1,418	1,128	(271)	(2,409)	1,640	(2,680)
Earnings related to interest, net of tax, on exchangeable surplus notes	6	1	—	—	—	11	—
Less: Earnings allocated to participating unvested share-based payment awards	8	15	12	5	6	18	11
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	706	1,404	1,116	(276)	(2,415)	1,633	(2,691)
After-tax adjusted operating income	1,262	1,289	910	899	742	2,473	1,641
Earnings related to interest, net of tax, on exchangeable surplus notes	6	1	—	—	—	11	—
Less: Earnings allocated to participating unvested share-based payment awards	15	14	11	11	9	28	20
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,253	1,276	899	888	733	2,456	1,621

___________

(1) The amounts for second and third quarters of 2019 have been reclassified to conform to current period presentation.

(2) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Capitalization Data (1):
Senior Debt:
Short-term Debt	2,659	1,490	1,933	2,539	1,130
Long-term Debt	10,269	11,577	11,071	12,571	12,582
Junior Subordinated Long-term Debt	7,572	7,574	7,575	7,578	7,580
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	61,660	65,798	63,115	60,447	65,897
Excluding accumulated other comprehensive income (2)	37,678	38,240	39,076	37,847	35,060
Amount included above for remeasurement of foreign currency (3)	(2,070)	(1,946)	(1,835)	(1,687)	(1,593)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	39,748	40,186	40,911	39,534	36,653
Book Value per Share of Common Stock:
Including accumulated other comprehensive income (4)	150.04	163.19	155.88	152.45	165.53
Excluding accumulated other comprehensive income (2)(4)	92.15	94.84	96.51	95.45	88.07
Amount included above for remeasurement of foreign currency (3)	(5.00)	(4.83)	(4.53)	(4.26)	(4.00)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)(4)	97.15	99.67	101.04	99.71	92.07
End of period number of common shares (diluted) (5)	414.3	403.2	404.9	396.5	398.1
Common Stock Price Range (based on closing price):
High	105.71	103.27	95.27	97.10	74.73	105.71	97.10
Low	92.38	78.29	84.95	39.22	46.09	81.27	39.22
Close	101.00	89.95	93.74	52.14	60.90	101.00	60.90
Common Stock market capitalization (1)	40,703	35,827	37,384	20,533	24,031

__________

(1) As of end of period.

(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(4) Book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency) as of the second quarter of 2019 includes a $500 million increase in equity and a 6.2 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $80.73. The $500 million of exchangeable surplus notes were converted into 6.2 million shares of Common Stock in the third quarter of 2019.

(5) The number of diluted shares at the end of the second quarter of 2019 includes the impact of exchangeable surplus notes due to the dilutive impact of conversion. The exchangeable surplus notes were converted to Common Stock in the third quarter of 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

OPERATIONS HIGHLIGHTS

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Assets Under Management and Administration ($ billions) (1)(2):
PGIM:
Institutional customers	534.9	539.8	552.8	524.8	571.2
Retail customers (3)	287.9	291.3	305.6	282.4	320.2
General account	459.8	474.7	472.6	488.5	503.1
Total PGIM	1,282.6	1,305.8	1,331.0	1,295.7	1,394.5
U.S. Businesses:
U.S. Workplace Solutions division	90.9	90.7	91.6	87.7	93.0
U.S. Individual Solutions division (3)	110.3	109.4	114.2	83.5	104.0
Total U.S. Businesses	201.2	200.1	205.8	171.2	197.0
International Businesses	13.6	12.9	14.1	14.5	13.8
Total assets under management	1,497.4	1,518.8	1,550.9	1,481.4	1,605.3
Client assets under administration	273.0	273.5	291.6	262.1	285.8
Total assets under management and administration	1,770.4	1,792.3	1,842.5	1,743.5	1,891.1
Assets managed or administered for customers outside of the United States	403.4	410.5	420.3	405.4	410.7
Distribution Representatives (1):
Prudential Advisors	3,132	3,161	3,048	3,040	3,075
International Life Planners	6,544	6,688	6,759	6,860	6,850
Gibraltar Life Consultants	7,767	7,633	7,403	7,205	7,150
Prudential Advisor productivity ($ thousands)	62	65	84	61	54	58	58
__________

(1) As of end of period.
(2) At fair market value.
(3) The amounts for second, third and fourth quarters of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	7,150	6,066	10,303	6,850	6,844	14,142	13,694	-3%
Policy charges and fee income	1,489	1,528	1,549	1,485	1,513	2,993	2,998	—%
Net investment income	3,580	3,614	3,705	3,438	3,452	7,001	6,890	-2%
Asset management fees, commissions and other income	1,444	1,324	1,503	1,176	1,269	2,747	2,445	-11%
Total revenues	13,663	12,532	17,060	12,949	13,078	26,883	26,027	-3%
Benefits and Expenses (1):
Insurance and annuity benefits	7,513	6,504	10,807	7,303	7,425	14,742	14,728	—%
Interest credited to policyholders' account balances	950	979	978	945	932	1,892	1,877	-1%
Interest expense	392	377	385	387	397	778	784	1%
Deferral of acquisition costs	(676)	(707)	(695)	(698)	(570)	(1,398)	(1,268)	9%
Amortization of acquisition costs	712	505	508	555	573	1,225	1,128	-8%
General and administrative expenses	3,178	3,276	3,941	3,318	3,390	6,508	6,708	3%
Total benefits and expenses	12,069	10,934	15,924	11,810	12,147	23,747	23,957	1%
Adjusted operating income before income taxes	1,594	1,598	1,136	1,139	931	3,136	2,070	-34%
Income taxes, applicable to adjusted operating income	332	309	226	240	189	663	429	-35%
After-tax adjusted operating income	1,262	1,289	910	899	742	2,473	1,641	-34%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (2)	(654)	233	124	(593)	(2,672)	(1,251)	(3,265)	-161%
Market experience updates	(207)	(314)	62	(941)	55	(207)	(886)	-328%
Divested and Run-off Businesses:
Closed Block division	(21)	45	31	(1)	(22)	(40)	(23)	43%
Other Divested and Run-off Businesses	168	197	71	22	(602)	415	(580)	-240%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(4)	(34)	(33)	(9)	(54)	(37)	(63)	-70%
Other adjustments (3)	—	—	(47)	45	32	—	77	-
Total reconciling items, before income taxes	(718)	127	208	(1,477)	(3,263)	(1,120)	(4,740)	-323%
Income taxes, not applicable to adjusted operating income	(170)	23	(5)	(298)	(74)	(269)	(372)	-38%
Total reconciling items, after income taxes	(548)	104	213	(1,179)	(3,189)	(851)	(4,368)	-413%
Income (loss) before income taxes and equity in earnings of operating joint ventures	876	1,725	1,344	(338)	(2,332)	2,016	(2,670)	-232%
Income tax expense (benefit)	162	332	221	(58)	115	394	57	-86%
Income (loss) before equity in earnings of operating joint ventures	714	1,393	1,123	(280)	(2,447)	1,622	(2,727)	-268%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(6)	25	5	9	38	18	47	161%
Income (loss) attributable to Prudential Financial, Inc.	708	1,418	1,128	(271)	(2,409)	1,640	(2,680)	-263%
Earnings attributable to noncontrolling interests	30	7	10	1	4	35	5	-86%
Net income (loss)	738	1,425	1,138	(270)	(2,405)	1,675	(2,675)	-260%
Less: Income attributable to noncontrolling interests	30	7	10	1	4	35	5	-86%
Net income (loss) attributable to Prudential Financial, Inc.	708	1,418	1,128	(271)	(2,409)	1,640	(2,680)	-263%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates. See pages 39 and 40 for reconciliation.

(2) The amounts for second and third quarters of 2019 have been reclassified to conform to current period presentation.

(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2019	09/30/2019	12/31/2019	03/31/2020	06/30/2020

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(amortized cost $340,564; $342,567; $346,574; $349,665; $353,812; net of allowance for credit losses at 03/31/2020 and 06/30/2020 $158 and $238) (2)	383,390	391,657	391,096	389,714	407,944
Fixed maturities, held-to-maturity, at amortized cost
(fair value $2,410; $2,359; $2,302; $2,249; $2,231; net of allowance for credit losses at 03/31/2020 and 6/30/2020 $9 and $9) (1)	2,009	1,958	1,933	1,895	1,875
Fixed maturities, trading, at fair value
(amortized cost $3,807; $3,873; $3,917; $3,931; $4,089)	3,755	3,779	3,884	3,621	3,933
Assets supporting experience-rated contractholder liabilities, at fair value	21,843	22,267	21,597	21,580	23,245
Equity securities, at fair value
(cost $5,205; $5,363; $5,560; $5,695; $5,704) (2)	6,804	7,014	7,522	6,176	7,010
Commercial mortgage and other loans
(net of allowance for credit losses $120; $121; $121; $240; $245) (1)(2)	61,228	61,833	63,559	63,559	63,469
Policy loans (2)	12,030	12,022	12,096	12,099	12,283
Other invested assets
(net of allowance for credit losses at 03/31/2020 and 6/30/2020 $1 and $2) (1)(2)	15,081	15,654	15,606	18,071	16,757
Short-term investments
(net of allowance for credit losses at 03/31/2020 and 6/30/2020 $4 and $0) (2)	5,872	7,320	5,467	7,961	11,416
Total investments	512,012	523,504	522,760	524,676	547,932
Cash and cash equivalents (2)	15,421	18,289	16,327	31,646	21,149
Accrued investment income (2)	3,355	3,248	3,330	3,221	3,296
Deferred policy acquisition costs (1)(2)	19,540	19,484	19,912	19,738	19,667
Value of business acquired	1,227	1,106	1,110	1,070	1,040
Other assets
(net of allowance for credit losses at 03/31/2020 and 6/30/2020 $6 and $8) (1)(2)	18,690	18,761	20,832	20,694	21,301
Separate account assets (2)	303,580	301,234	312,281	272,667	301,002
Total assets	873,825	885,626	896,552	873,712	915,387
Liabilities:
Future policy benefits (2)	285,527	291,742	293,527	310,817	312,759
Policyholders' account balances (2)	151,428	152,527	152,110	155,898	158,237
Securities sold under agreements to repurchase	9,741	9,241	9,681	10,557	10,488
Cash collateral for loaned securities	4,235	4,728	4,213	3,396	3,447
Income taxes (1)(2)	11,485	12,664	11,378	11,117	13,261
Senior short-term debt	2,659	1,490	1,933	2,539	1,130
Senior long-term debt	10,269	11,577	11,071	12,571	12,582
Junior subordinated long-term debt	7,572	7,574	7,575	7,578	7,580
Other liabilities
(net of allowance for credit losses at 03/31/2020 and 6/30/2020 $19 and $19) (1)(2)	23,930	25,302	27,790	24,249	27,196
Notes issued by consolidated variable interest entities	1,246	1,233	1,274	1,251	1,197
Separate account liabilities (2)	303,580	301,234	312,281	272,667	301,002
Total liabilities	811,672	819,312	832,833	812,640	848,879
Equity:
Accumulated other comprehensive income	23,982	27,558	24,039	22,600	30,837
Other equity	37,678	38,240	39,076	37,847	35,060
Total Prudential Financial, Inc. equity	61,660	65,798	63,115	60,447	65,897
Noncontrolling interests	493	516	604	625	611
Total equity	62,153	66,314	63,719	61,072	66,508
Total liabilities and equity	873,825	885,626	896,552	873,712	915,387

__________
(1) 2020 amounts include the impacts of the January 1, 2020 adoption of ASU 2016-13, Financial Instruments - Credit losses.

(2) June 30, 2020 amounts include assets and liabilities held for sale which aggregate to $20,835 million and $17,141 million, respectively, related to the pending sale of The Prudential Life Insurance Company of Korea, Ltd.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2020

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	547,932	60,519	487,413	5,211	148,541	86,574	51	206,003	41,033
Deferred policy acquisition costs	19,667	221	19,446	—	289	10,730	—	7,613	814
Other assets	46,786	1,009	45,777	3,192	8,276	21,558	2,548	12,175	(1,972)
Separate account assets	301,002	—	301,002	39,319	89,985	172,826	—	820	(1,948)
Total assets	915,387	61,749	853,638	47,722	247,091	291,688	2,599	226,611	37,927
Liabilities:
Future policy benefits	312,759	47,142	265,617	—	72,777	48,356	—	125,234	19,250
Policyholders' account balances	158,237	4,914	153,323	—	63,060	38,729	—	50,127	1,407
Debt	21,292	—	21,292	1,696	657	7,068	130	99	11,642
Other liabilities	55,589	11,295	44,294	3,680	6,210	9,212	118	17,928	7,146
Separate account liabilities	301,002	—	301,002	39,319	89,985	172,826	—	820	(1,948)
Total liabilities	848,879	63,351	785,528	44,695	232,689	276,191	248	194,208	37,497
Equity:
Accumulated other comprehensive income	30,837	20	30,817	(86)	7,461	5,076	3	17,627	736
Other equity	35,060	(1,636)	36,696	2,093	6,875	10,400	2,348	14,741	239
Total Prudential Financial, Inc. equity	65,897	(1,616)	67,513	2,007	14,336	15,476	2,351	32,368	975
Noncontrolling interests	611	14	597	1,020	66	21	—	35	(545)
Total equity	66,508	(1,602)	68,110	3,027	14,402	15,497	2,351	32,403	430
Total liabilities and equity	915,387	61,749	853,638	47,722	247,091	291,688	2,599	226,611	37,927

	As of December 31, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	Assurance IQ Division	International Businesses	Corporate and Other
Assets:
Total investments	522,760	60,331	462,429	4,606	142,114	73,910	101	201,032	40,666
Deferred policy acquisition costs	19,912	235	19,677	—	300	10,809	—	7,767	801
Other assets	41,599	761	40,838	3,424	9,586	16,248	2,538	10,729	(1,687)
Separate account assets	312,281	—	312,281	39,625	89,865	184,145	—	853	(2,207)
Total assets	896,552	61,327	835,225	47,655	241,865	285,112	2,639	220,381	37,573
Liabilities:
Future policy benefits	293,527	47,614	245,913	—	72,890	32,568	—	121,442	19,013
Policyholders' account balances	152,110	4,973	147,137	—	57,634	37,669	—	50,461	1,373
Debt	20,579	—	20,579	1,751	665	7,421	64	95	10,583
Other liabilities	54,336	10,379	43,957	3,288	8,691	8,849	197	17,326	5,606
Separate account liabilities	312,281	—	312,281	39,625	89,865	184,145	—	853	(2,207)
Total liabilities	832,833	62,966	769,867	44,664	229,745	270,652	261	190,177	34,368
Equity:
Accumulated other comprehensive income (loss)	24,039	(12)	24,051	(53)	5,349	2,691	—	16,380	(316)
Other equity	39,076	(1,641)	40,717	2,047	6,704	11,748	2,378	13,756	4,084
Total Prudential Financial, Inc. equity	63,115	(1,653)	64,768	1,994	12,053	14,439	2,378	30,136	3,768
Noncontrolling interests	604	14	590	997	67	21	—	68	(563)
Total equity	63,719	(1,639)	65,358	2,991	12,120	14,460	2,378	30,204	3,205
Total liabilities and equity	896,552	61,327	835,225	47,655	241,865	285,112	2,639	220,381	37,573

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2020				As of December 31, 2019
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	—	6,354	7,580	13,934	—	7,001	7,575	14,576
Operating Debt	1,028	5,564	—	6,592	1,728	3,425	—	5,153
Limited recourse and non-recourse borrowing	102	664	—	766	205	645	—	850
Total Debt	1,130	12,582	7,580	21,292	1,933	11,071	7,575	20,579

	As of June 30, 2020				As of December 31, 2019
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,433	443	58	13,934	14,078	441	57	14,576
Operating Debt	6,044	548	—	6,592	4,557	596	—	5,153
Limited recourse and non-recourse borrowing	—	459	307	766	—	537	313	850
Total Debt	19,477	1,450	365	21,292	18,635	1,574	370	20,579

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at Prudential Insurance Co. of America includes $343 million of surplus notes as of June 30, 2020 and $342 million as of December 31, 2019.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	-
Policy charges and fee income	—	—	—	—	—	—	—	-
Net investment income	33	28	76	4	92	96	96	—%
Asset management fees, commissions and other income	893	827	862	774	865	1,700	1,639	-4%
Total revenues	926	855	938	778	957	1,796	1,735	-3%
Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	-
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	12	12	13	11	9	24	20	-17%
Deferral of acquisition costs	(2)	(2)	(2)	(2)	(2)	(3)	(4)	-33%
Amortization of acquisition costs	1	2	1	2	2	3	4	33%
General and administrative expenses	651	611	638	603	624	1,294	1,227	-5%
Total benefits and expenses	662	623	650	614	633	1,318	1,247	-5%
Adjusted operating income before income taxes	264	232	288	164	324	478	488	2%
Total revenues	926	855	938	778	957	1,796	1,735	-3%
Less: Passthrough distribution revenue	28	28	29	29	26	55	55	—%
Less: Revenue associated with consolidations	50	10	11	(36)	44	84	8	-90%
Total adjusted revenues (2)	848	817	898	785	887	1,657	1,672	1%
Adjusted operating margin (2)(3)	31.1%	28.4%	32.1%	20.9%	36.5%	28.8%	29.2%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.

(3) Reported Operating Margin based on total revenues is 33.9%, 21.1%, 30.7%, 27.1%, and 28.5%, for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively and 28.1% and 26.6% for the six months ended June 30, 2020, and June 30, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	671	676	691	693	690	1,315	1,383	5%
Other related revenues (1)	115	50	115	22	117	215	139	-35%
Service, distribution and other revenues	140	129	132	63	150	266	213	-20%
Total PGIM revenues	926	855	938	778	957	1,796	1,735	-3%
Analysis of asset management fees by source:
Institutional customers	319	323	329	328	325	631	653	3%
Retail customers	220	223	226	229	227	429	456	6%
General account	132	130	136	136	138	255	274	7%
Total asset management fees	671	676	691	693	690	1,315	1,383	5%

Supplementary Assets Under Management Information (at fair market value) (in billions) (2):
	June 30, 2020
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	48.9	443.9	48.9	24.7	4.8	571.2
Retail customers	109.7	152.0	1.8	0.5	56.2	320.2
General account	4.0	354.8	67.2	77.1	—	503.1
Total	162.6	950.7	117.9	102.3	61.0	1,394.5

	June 30, 2019
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	54.9	404.7	48.3	23.0	4.0	534.9
Retail customers	105.2	119.7	1.9	0.3	60.8	287.9
General account	4.0	321.9	63.5	70.3	0.1	459.8
Total	164.1	846.3	113.7	93.6	64.9	1,282.6
__________

(1) Other related revenues, net of related expenses are $97 million, ($1) million, $80 million, $31 million, and $57 million for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively and $96 million and $118 million for the six months ended June 30, 2020, and June 30, 2019, respectively.

(2) The amounts for second, third and fourth quarters of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	471.0	479.1	483.2	494.6	470.8	443.6	494.6
Additions	14.5	14.8	16.4	20.6	15.0	29.6	35.6
Withdrawals	(20.5)	(17.0)	(15.7)	(16.4)	(20.7)	(34.6)	(37.1)
Change in market value	14.5	8.8	9.8	(27.0)	38.2	35.5	11.2
Net money market flows	(0.6)	(2.1)	0.4	(0.5)	9.0	3.7	8.5
Other	0.2	(0.4)	0.5	(0.5)	(0.1)	1.3	(0.6)
Ending assets under management	479.1	483.2	494.6	470.8	512.2	479.1	512.2
Affiliated institutional assets under management	55.8	56.6	58.2	54.0	59.0	55.8	59.0
Total assets managed for institutional customers at end of period	534.9	539.8	552.8	524.8	571.2	534.9	571.2
Net institutional additions (withdrawals), excluding money market activity	(6.0)	(2.2)	0.7	4.2	(5.7)	(5.0)	(1.5)
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	169.0	175.6	179.0	189.7	170.6	154.2	189.7
Additions	13.0	14.5	19.6	23.6	24.6	27.1	48.2
Withdrawals	(11.9)	(11.5)	(18.4)	(24.9)	(15.2)	(25.6)	(40.1)
Change in market value	5.4	0.3	9.1	(17.5)	29.1	19.8	11.6
Net money market flows	0.1	0.3	0.2	0.1	—	0.1	0.1
Other	—	(0.2)	0.2	(0.4)	0.1	—	(0.3)
Ending assets under management	175.6	179.0	189.7	170.6	209.2	175.6	209.2
Affiliated retail assets under management (1)	112.3	112.3	115.9	111.8	111.0	112.3	111.0
Total assets managed for retail customers at end of period	287.9	291.3	305.6	282.4	320.2	287.9	320.2
Net retail additions (withdrawals), excluding money market activity	1.1	3.0	1.2	(1.3)	9.4	1.5	8.1

__________
	(1) The amounts for second, third and fourth quarters of 2019 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	3,536	2,158	6,433	2,408	3,117	6,213	5,525	-11%
Policy charges and fee income	1,416	1,450	1,469	1,404	1,396	2,845	2,800	-2%
Net investment income	2,141	2,152	2,154	2,063	2,002	4,159	4,065	-2%
Asset management fees, commissions and other income	750	719	850	724	523	1,423	1,247	-12%
Total revenues	7,843	6,479	10,906	6,599	7,038	14,640	13,637	-7%
Benefits and Expenses (1):
Insurance and annuity benefits	4,418	3,133	7,460	3,471	4,148	7,976	7,619	-4%
Interest credited to policyholders' account balances	731	751	759	718	723	1,443	1,441	—%
Interest expense	230	250	239	240	209	456	449	-2%
Deferral of acquisition costs	(330)	(335)	(339)	(312)	(291)	(639)	(603)	6%
Amortization of acquisition costs	469	222	229	240	234	684	474	-31%
General and administrative expenses	1,450	1,548	1,717	1,623	1,560	2,964	3,183	7%
Total benefits and expenses	6,968	5,569	10,065	5,980	6,583	12,884	12,563	-2%
Adjusted operating income before income taxes	875	910	841	619	455	1,756	1,074	-39%

___________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	3,208	1,870	6,165	2,137	2,854	5,553	4,991	-10%
Policy charges and fee income	226	246	225	240	239	455	479	5%
Net investment income	1,362	1,360	1,348	1,303	1,224	2,654	2,527	-5%
Asset management fees, commissions and other income	251	223	250	181	146	465	327	-30%
Total revenues	5,047	3,699	7,988	3,861	4,463	9,127	8,324	-9%
Benefits and Expenses (1):
Insurance and annuity benefits	3,526	2,349	6,652	2,624	3,247	6,317	5,871	-7%
Interest credited to policyholders' account balances	443	454	445	428	422	890	850	-4%
Interest expense	10	12	12	10	6	24	16	-33%
Deferral of acquisition costs	(9)	(7)	(13)	(2)	(4)	(22)	(6)	73%
Amortization of acquisition costs	10	7	19	7	12	19	19	—%
General and administrative expenses	519	492	531	505	494	1,047	999	-5%
Total benefits and expenses	4,499	3,307	7,646	3,572	4,177	8,275	7,749	-6%
Adjusted operating income before income taxes	548	392	342	289	286	852	575	-33%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	2,098	794	5,083	1,038	1,702	3,341	2,740	-18%
Policy charges and fee income	63	71	72	67	62	129	129	—%
Net investment income	1,200	1,198	1,199	1,168	1,103	2,341	2,271	-3%
Asset management fees, commissions and other income	225	198	224	164	125	414	289	-30%
Total revenues	3,586	2,261	6,578	2,437	2,992	6,225	5,429	-13%
Benefits and Expenses (1):
Insurance and annuity benefits	2,448	1,304	5,605	1,534	2,066	4,152	3,600	-13%
Interest credited to policyholders' account balances	370	374	382	370	372	747	742	-1%
Interest expense	10	11	12	9	5	23	14	-39%
Deferral of acquisition costs	(9)	(7)	(12)	(2)	(4)	(18)	(6)	67%
Amortization of acquisition costs	8	5	17	6	9	16	15	-6%
General and administrative expenses	292	272	293	275	263	587	538	-8%
Total benefits and expenses	3,119	1,959	6,297	2,192	2,711	5,507	4,903	-11%
Adjusted operating income before income taxes	467	302	281	245	281	718	526	-27%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Full Service:
Beginning total account value	251,071	262,133	259,946	272,448	238,435	231,669	272,448
Deposits and sales	11,047	7,458	8,322	8,952	5,455	20,614	14,407
Withdrawals and benefits	(7,259)	(10,758)	(8,584)	(8,668)	(7,040)	(16,364)	(15,708)
Change in market value, interest credited, interest income and other activity	7,274	1,113	12,764	(34,297)	29,583	26,214	(4,714)
Ending total account value	262,133	259,946	272,448	238,435	266,433	262,133	266,433
Net additions (withdrawals)	3,788	(3,300)	(262)	284	(1,585)	4,250	(1,301)
Stable value account values included above	50,601	51,429	51,293	52,461	53,647
Institutional Investment Products:
Beginning total account value	203,101	215,978	217,580	227,596	227,346	200,759	227,596
Additions	15,044	5,235	8,575	6,893	4,545	17,291	11,438
Withdrawals and benefits	(4,161)	(4,626)	(4,307)	(5,510)	(3,527)	(7,810)	(9,037)
Change in market value, interest credited and interest income	2,826	2,406	1,213	2,435	3,000	5,470	5,435
Other (1)	(832)	(1,413)	4,535	(4,068)	(222)	268	(4,290)
Ending total account value	215,978	217,580	227,596	227,346	231,142	215,978	231,142
Net additions	10,883	609	4,268	1,383	1,018	9,481	2,401
Amounts included in ending total account value above:
Investment-only stable value wraps	69,674	69,977	69,150	70,831	72,886	69,674	72,886
Longevity reinsurance (2)	57,169	58,481	66,074	61,324	62,570	57,169	62,570
Group annuities and other products	89,135	89,122	92,372	95,191	95,686	89,135	95,686
Ending total account value	215,978	217,580	227,596	227,346	231,142	215,978	231,142

_________

(1) "Other" activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	1,110	1,076	1,082	1,099	1,152	2,212	2,251	2%
Policy charges and fee income	163	175	153	173	177	326	350	7%
Net investment income	162	162	149	135	121	313	256	-18%
Asset management fees, commissions and other income	26	25	26	17	21	51	38	-25%
Total revenues	1,461	1,438	1,410	1,424	1,471	2,902	2,895	—%
Benefits and Expenses (1):
Insurance and annuity benefits	1,078	1,045	1,047	1,090	1,181	2,165	2,271	5%
Interest credited to policyholders' account balances	73	80	63	58	50	143	108	-24%
Interest expense	—	1	—	1	1	1	2	100%
Deferral of acquisition costs	—	—	(1)	—	—	(4)	—	100%
Amortization of acquisition costs	2	2	2	1	3	3	4	33%
General and administrative expenses	227	220	238	230	231	460	461	—%
Total benefits and expenses	1,380	1,348	1,349	1,380	1,466	2,768	2,846	3%
Adjusted operating income before income taxes	81	90	61	44	5	134	49	-63%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES -U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	17	42	21	173	8	191	181
Group disability	16	18	6	108	18	135	126
Total	33	60	27	281	26	326	307
Future Policy Benefits (1)(2):
Group life	2,227	2,162	2,404	2,305	2,375
Group disability	19	10	3	27	21
Total	2,246	2,172	2,407	2,332	2,396
Policyholders' Account Balances (1):
Group life	8,887	8,635	8,382	8,188	8,055
Group disability	183	190	205	195	160
Total	9,070	8,825	8,587	8,383	8,215
Separate Account Liabilities (1):
Group life	26,048	26,361	26,325	26,426	26,511

Group Life Insurance:
Gross premiums, policy charges and fee income (3)	1,075	989	1,025	1,034	1,043	2,143	2,077
Earned premiums	842	806	822	832	887	1,689	1,719
Earned policy charges and fee income	150	162	140	158	161	299	319

Benefits ratio (4)	88.5%	84.7%	85.5%	88.4%	93.4%	88.7%	90.9%
Administrative operating expense ratio	12.2%	13.1%	13.9%	12.4%	11.8%	11.9%	12.1%
Persistency ratio	92.7%	92.2%	92.2%	97.4%	96.4%

Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	290	296	288	292	290	575	582
Earned premiums	268	270	260	267	265	523	532
Earned policy charges and fee income	13	13	13	15	16	27	31

Benefits ratio (4)	74.5%	79.4%	82.2%	76.0%	75.7%	74.6%	75.8%
Administrative operating expense ratio	24.2%	22.0%	23.3%	24.8%	26.1%	25.5%	25.4%
Persistency ratio	94.4%	93.9%	93.6%	90.6%	90.0%

Total Group Insurance:
Benefits ratio (4)	85.5%	83.5%	84.8%	85.6%	89.6%	85.7%	87.6%
Administrative operating expense ratio	14.8%	15.2%	16.0%	15.1%	14.9%	14.8%	15.0%
__________

(1) As of end of period.
(2) The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3) Before returns of premiums to participating policyholders for favorable claims experience.

(4) Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 93.0%, 74.0% and 89.0% for the three months ended June 30, 2020, respectively, and 90.2%, 65.3% and 84.7% for the three months ended June 30, 2019, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	328	288	268	271	263	660	534	-19%
Policy charges and fee income	1,190	1,204	1,244	1,164	1,157	2,390	2,321	-3%
Net investment income	779	792	806	760	777	1,505	1,537	2%
Asset management fees, commissions and other income	499	496	499	483	319	958	802	-16%
Total revenues	2,796	2,780	2,817	2,678	2,516	5,513	5,194	-6%
Benefits and Expenses (1):
Insurance and annuity benefits	892	784	808	847	901	1,659	1,748	5%
Interest credited to policyholders' account balances	288	297	314	290	301	553	591	7%
Interest expense	220	238	226	229	202	432	431	—%
Deferral of acquisition costs	(321)	(328)	(326)	(310)	(287)	(617)	(597)	3%
Amortization of acquisition costs	459	215	210	233	222	665	455	-32%
General and administrative expenses	931	1,056	1,077	1,036	992	1,917	2,028	6%
Total benefits and expenses	2,469	2,262	2,309	2,325	2,331	4,609	4,656	1%
Adjusted operating income before income taxes	327	518	508	353	185	904	538	-40%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	88	51	30	38	29	187	67	-64%
Policy charges and fee income	687	677	671	619	563	1,356	1,182	-13%
Net investment income	211	225	229	199	233	402	432	7%
Asset management fees, commissions and other income	302	298	291	292	128	578	420	-27%
Total revenues	1,288	1,251	1,221	1,148	953	2,523	2,101	-17%
Benefits and Expenses (1):
Insurance and annuity benefits	134	100	82	92	67	253	159	-37%
Interest credited to policyholders' account balances	87	84	85	81	87	165	168	2%
Interest expense	28	43	33	34	9	46	43	-7%
Deferral of acquisition costs	(127)	(127)	(101)	(99)	(73)	(237)	(172)	27%
Amortization of acquisition costs	140	128	129	131	135	256	266	4%
General and administrative expenses	564	564	543	536	479	1,106	1,015	-8%
Total benefits and expenses	826	792	771	775	704	1,589	1,479	-7%
Adjusted operating income before income taxes	462	459	450	373	249	934	622	-33%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Variable Annuities:
Beginning total account value	157,896	161,017	160,130	164,928	139,047	147,339	164,928
Sales: Highest Daily Suite (1)	1,034	1,037	731	693	402	1,984	1,095
Other variable annuities (2)	1,301	1,301	1,127	1,023	649	2,360	1,672
Total sales	2,335	2,338	1,858	1,716	1,051	4,344	2,767
Full surrenders and death benefits	(2,370)	(2,539)	(2,448)	(2,491)	(1,387)	(4,284)	(3,878)
Sales, net of full surrenders and death benefits	(35)	(201)	(590)	(775)	(336)	60	(1,111)
Partial withdrawals and other benefit payments	(1,139)	(1,141)	(1,379)	(1,301)	(1,061)	(2,281)	(2,362)
Net flows	(1,174)	(1,342)	(1,969)	(2,076)	(1,397)	(2,221)	(3,473)
Change in market value, interest credited, and other	5,210	1,378	7,689	(22,913)	17,277	17,708	(5,636)
Policy charges	(915)	(923)	(922)	(892)	(848)	(1,809)	(1,740)
Ending total account value	161,017	160,130	164,928	139,047	154,079	161,017	154,079
Variable Annuities Account Value by Product:
Highest Daily Suite - risk retained by Prudential (1)	115,584	114,059	117,323	97,227	107,282	115,584	107,282
Highest Daily Suite - externally reinsured living benefits	3,095	3,055	3,149	2,617	2,855	3,095	2,855
Other variable annuities (2)	42,338	43,016	44,456	39,203	43,942	42,338	43,942
Ending total account value	161,017	160,130	164,928	139,047	154,079	161,017	154,079
Fixed Annuities and other products:
Beginning total account value	3,994	4,296	4,568	4,753	4,929	3,741	4,753
Sales	340	319	223	211	295	638	506
Full surrenders and death benefits	(27)	(29)	(21)	(28)	(23)	(53)	(51)
Sales, net of full surrenders and death benefits	313	290	202	183	272	585	455
Partial withdrawals and other benefit payments	(90)	(88)	(90)	(98)	(85)	(184)	(183)
Net flows	223	202	112	85	187	401	272
Interest credited and other	79	70	74	91	81	154	172
Policy charges	—	—	(1)	—	—	—	—
Ending total account value, gross	4,296	4,568	4,753	4,929	5,197	4,296	5,197
Reinsurance ceded	—	—	(71)	(145)	(251)	—	(251)
Ending total account value, net	4,296	4,568	4,682	4,784	4,946	4,296	4,946
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (3):
Insurance Agents	735	724	676	674	496	1,415	1,170
Wirehouses	533	465	310	310	160	985	470
Independent Marketing Organization	—	6	30	43	82	—	125
Independent Financial Planners	1,212	1,263	904	767	536	2,213	1,303
Bank Distribution	195	199	161	133	72	369	205
Total	2,675	2,657	2,081	1,927	1,346	4,982	3,273
__________

(1) Includes variable annuities with "Highest Daily" optional living benefits retained by Prudential and predecessor "Lifetime Five" feature.
(2) Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Account Values in General Account (1):
Beginning balance	10,429	10,696	10,971	11,043	11,500	10,298	11,043
Premiums and deposits	522	507	354	337	397	988	734
Full surrenders and death benefits	(108)	(90)	(82)	(91)	(64)	(204)	(155)
Premiums and deposits net of full surrenders and death benefits	414	417	272	246	333	784	579
Partial withdrawals and other benefit payments	(153)	(151)	(166)	(168)	(143)	(316)	(311)
Net flows	261	266	106	78	190	468	268
Interest credited and other	41	68	70	67	70	98	137
Net transfers (to) from separate account	(35)	(59)	(103)	312	(74)	(168)	238
Policy charges	—	—	(1)	—	—	—	—
Ending balance, gross	10,696	10,971	11,043	11,500	11,686	10,696	11,686
Reinsurance ceded	—	—	(71)	(145)	(251)	—	(251)
Ending balance, net	10,696	10,971	10,972	11,355	11,435	10,696	11,435
Account Values in Separate Account (1):
Beginning balance	151,461	154,617	153,727	158,638	132,476	140,782	158,638
Premiums and deposits	2,153	2,150	1,727	1,590	949	3,994	2,539
Full surrenders and death benefits	(2,289)	(2,478)	(2,387)	(2,428)	(1,346)	(4,133)	(3,774)
Premiums and deposits net of full surrenders and death benefits	(136)	(328)	(660)	(838)	(397)	(139)	(1,235)
Partial withdrawals and other benefit payments	(1,076)	(1,078)	(1,303)	(1,231)	(1,003)	(2,149)	(2,234)
Net flows	(1,212)	(1,406)	(1,963)	(2,069)	(1,400)	(2,288)	(3,469)
Change in market value, interest credited and other	5,248	1,380	7,693	(22,889)	17,288	17,764	(5,601)
Net transfers (to) from general account	35	59	103	(312)	74	168	(238)
Policy charges	(915)	(923)	(922)	(892)	(848)	(1,809)	(1,740)
Ending balance	154,617	153,727	158,638	132,476	147,590	154,617	147,590

__________

(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES
(in millions)

	2019			2020
	2Q	3Q	4Q	1Q	2Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	2,498	2,382	2,297	2,022	2,032
Guaranteed minimum withdrawal benefits	370	350	353	275	306
Guaranteed minimum income benefits	2,475	2,395	2,457	1,955	2,225
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	129,832	129,683	133,616	113,029	124,927
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,096	3,055	3,150	2,617	2,855
Total	138,271	137,865	141,873	119,898	132,345
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	110,597	109,204	112,269	93,336	102,783
Account Values with Auto-Rebalancing Feature - externally reinsured	3,096	3,055	3,150	2,617	2,855
Account Values without Auto-Rebalancing Feature	24,578	25,606	26,454	23,945	26,707
Total	138,271	137,865	141,873	119,898	132,345
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	4,188	4,503	3,765	9,966	6,070
Net Amount at Risk without Auto-Rebalancing Feature	702	709	600	1,327	795
Total	4,890	5,212	4,365	11,293	6,865
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES
(in millions)

	2019			2020
	2Q	3Q	4Q	1Q	2Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	126,897	126,642	130,465	110,258	121,962
Net amount at risk	254	258	235	1,465	366
Minimum return, anniversary contract value, or maximum contract value:
Account value	29,453	28,799	29,446	24,513	27,066
Net amount at risk	3,022	3,117	2,627	6,036	3,833
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	113,693	112,259	115,419	95,955	105,638
Account Values without Auto-Rebalancing Feature	42,657	43,182	44,492	38,816	43,390
Total	156,350	155,441	159,911	134,771	149,028
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,482	1,557	1,238	4,501	2,309
Net Amount at Risk without Auto-Rebalancing Feature	1,794	1,818	1,624	3,000	1,890
Total	3,276	3,375	2,862	7,501	4,199
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	240	237	238	233	234	473	467	-1%
Policy charges and fee income	503	527	573	545	594	1,034	1,139	10%
Net investment income	568	567	577	561	544	1,103	1,105	—%
Asset management fees, commissions and other income	197	198	208	191	191	380	382	1%
Total revenues	1,508	1,529	1,596	1,530	1,563	2,990	3,093	3%
Benefits and Expenses (1):
Insurance and annuity benefits	758	684	726	755	834	1,406	1,589	13%
Interest credited to policyholders' account balances	201	213	229	209	214	388	423	9%
Interest expense	192	195	193	195	193	386	388	1%
Deferral of acquisition costs	(194)	(201)	(225)	(211)	(214)	(380)	(425)	-12%
Amortization of acquisition costs	319	87	81	102	87	409	189	-54%
General and administrative expenses	367	492	534	500	513	811	1,013	25%
Total benefits and expenses	1,643	1,470	1,538	1,550	1,627	3,020	3,177	5%
Adjusted operating income (loss) before income taxes	(135)	59	58	(20)	(64)	(30)	(84)	-180%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	53	49	47	40	40	104	80
Guaranteed Universal life	24	24	26	29	34	45	63
Other Universal life	48	35	42	30	23	78	53
Variable life	56	67	94	88	87	117	175
Total	181	175	209	187	184	344	371
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	39	38	40	35	35	73	70
Third party distribution	142	137	169	152	149	271	301
Total	181	175	209	187	184	344	371
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	28,737	28,321	28,546	29,041	29,198	28,728	29,041
Premiums and deposits	866	855	864	749	803	1,649	1,552
Surrenders and withdrawals	(345)	(340)	(318)	(319)	(372)	(636)	(691)
Net sales	521	515	546	430	431	1,013	861
Benefit payments	(114)	(120)	(118)	(139)	37	(217)	(102)
Net flows	407	395	428	291	468	796	759
Interest credited and other	(455)	168	450	217	232	(479)	449
Net transfers from separate account	67	102	70	123	73	143	196
Policy charges	(435)	(440)	(453)	(474)	(510)	(867)	(984)
Ending balance	28,321	28,546	29,041	29,198	29,461	28,321	29,461
Separate Account Liabilities:
Beginning balance	32,852	33,647	33,624	35,633	29,859	29,796	35,633
Premiums and deposits	411	424	505	637	532	905	1,169
Surrenders and withdrawals	(258)	(272)	(311)	(251)	(241)	(518)	(492)
Net sales	153	152	194	386	291	387	677
Benefit payments	(188)	(16)	(111)	(124)	(103)	(283)	(227)
Net flows	(35)	136	83	262	188	104	450
Change in market value, interest credited and other	1,139	192	2,251	(5,654)	5,150	4,371	(504)
Net transfers to general account	(67)	(102)	(70)	(123)	(73)	(143)	(196)
Policy charges	(242)	(249)	(255)	(259)	(261)	(481)	(520)
Ending balance	33,647	33,624	35,633	29,859	34,863	33,647	34,863
FACE AMOUNT IN FORCE (3):
Term life	803,327	808,979	814,217	817,323	821,603
Guaranteed Universal life	147,885	148,777	150,080	151,068	152,880
Other Universal life	52,140	52,839	53,522	54,089	54,477
Variable life	165,215	166,405	170,701	168,992	175,397
Total	1,168,567	1,177,000	1,188,520	1,191,472	1,204,357

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; before reinsurance ceded.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ DIVISION
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Revenues (1):
Premiums			—	—	—		—
Policy charges and fee income			—	—	—		—
Net investment income			—	—	1		1
Asset management fees, commissions and other income			101	60	58		118
Total revenues			101	60	59		119
Benefits and Expenses (1):
Insurance and annuity benefits			—	—	—		—
Interest credited to policyholders' account balances			—	—	—		—
Interest expense			1	1	1		2
Deferral of acquisition costs			—	—	—		—
Amortization of acquisition costs			—	—	—		—
General and administrative expenses			109	82	74		156
Total benefits and expenses			110	83	75		158
Adjusted operating loss before income taxes			(9)	(23)	(16)		(39)

__________

(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	3,617	3,910	3,873	4,446	3,736	7,938	8,182	3%
Policy charges and fee income	85	92	91	96	129	174	225	29%
Net investment income	1,259	1,278	1,331	1,198	1,242	2,467	2,440	-1%
Asset management fees, commissions and other income	97	95	86	37	126	203	163	-20%
Total revenues	5,058	5,375	5,381	5,777	5,233	10,782	11,010	2%
Benefits and Expenses (1):
Insurance and annuity benefits	3,090	3,368	3,331	3,826	3,276	6,749	7,102	5%
Interest credited to policyholders' account balances	219	228	219	227	209	449	436	-3%
Interest expense	8	7	4	3	2	14	5	-64%
Deferral of acquisition costs	(358)	(382)	(368)	(402)	(288)	(784)	(690)	12%
Amortization of acquisition costs	254	293	289	324	351	561	675	20%
General and administrative expenses	1,055	1,124	1,161	1,101	990	2,144	2,091	-2%
Total benefits and expenses	4,268	4,638	4,636	5,079	4,540	9,133	9,619	5%
Adjusted operating income before income taxes	790	737	745	698	693	1,649	1,391	-16%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	1,834	1,891	1,942	2,284	1,868	4,016	4,152	3%
Policy charges and fee income	46	60	58	60	94	102	154	51%
Net investment income	478	497	508	474	463	934	937	—%
Asset management fees, commissions and other income	51	47	48	41	49	104	90	-13%
Total revenues	2,409	2,495	2,556	2,859	2,474	5,156	5,333	3%
Benefits and Expenses (1):
Insurance and annuity benefits	1,586	1,657	1,677	1,987	1,643	3,441	3,630	5%
Interest credited to policyholders' account balances	51	61	53	65	52	113	117	4%
Interest expense	4	4	2	2	1	7	3	-57%
Deferral of acquisition costs	(184)	(192)	(193)	(215)	(152)	(407)	(367)	10%
Amortization of acquisition costs	112	134	130	154	190	256	344	34%
General and administrative expenses	461	518	545	502	436	949	938	-1%
Total benefits and expenses	2,030	2,182	2,214	2,495	2,170	4,359	4,665	7%
Adjusted operating income before income taxes	379	313	342	364	304	797	668	-16%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	1,783	2,019	1,931	2,162	1,868	3,922	4,030	3%
Policy charges and fee income	39	32	33	36	35	72	71	-1%
Net investment income	781	781	823	724	779	1,533	1,503	-2%
Asset management fees, commissions and other income	46	48	38	(4)	77	99	73	-26%
Total revenues	2,649	2,880	2,825	2,918	2,759	5,626	5,677	1%
Benefits and Expenses (1):
Insurance and annuity benefits	1,504	1,711	1,654	1,839	1,633	3,308	3,472	5%
Interest credited to policyholders' account balances	168	167	166	162	157	336	319	-5%
Interest expense	4	3	2	1	1	7	2	-71%
Deferral of acquisition costs	(174)	(190)	(175)	(187)	(136)	(377)	(323)	14%
Amortization of acquisition costs	142	159	159	170	161	305	331	9%
General and administrative expenses	594	606	616	599	554	1,195	1,153	-4%
Total benefits and expenses	2,238	2,456	2,422	2,584	2,370	4,774	4,954	4%
Adjusted operating income before income taxes	411	424	403	334	389	852	723	-15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Beginning with the second quarter of 2019, revenues and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,599	1,656	1,649	2,063	1,643	3,565	3,706
Gibraltar Life	1,822	2,051	1,964	2,198	1,903	3,994	4,101
All other countries	281	295	351	281	319	553	600
Total	3,702	4,002	3,964	4,542	3,865	8,112	8,407
Annualized new business premiums (2):
Japan, excluding Gibraltar Life	186	186	201	247	124	478	371
Gibraltar Life	296	312	282	307	197	619	504
All other countries	67	80	92	74	42	130	116
Total	549	578	575	628	363	1,227	991
Annualized new business premiums by distribution channel (2):
Life Planners	253	266	293	321	166	608	487
Gibraltar Life Consultants	167	152	124	130	87	331	217
Banks	85	119	115	132	62	193	194
Independent Agency	44	41	43	45	48	95	93
Total	549	578	575	628	363	1,227	991
Constant exchange rate basis (3):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,653	1,686	1,692	2,117	1,673	3,694	3,790
Gibraltar Life	1,876	2,085	2,010	2,250	1,937	4,124	4,187
All other countries	277	306	358	314	362	546	676
Total	3,806	4,077	4,060	4,681	3,972	8,364	8,653
Annualized new business premiums:
Japan, excluding Gibraltar Life	189	187	202	249	125	486	374
Gibraltar Life	298	313	284	309	198	623	507
All other countries	66	79	94	78	53	127	131
Total	553	579	580	636	376	1,236	1,012
Annualized new business premiums by distribution channel:
Life Planners	255	266	296	327	178	613	505
Gibraltar Life Consultants	169	152	126	131	89	335	220
Banks	85	119	115	132	62	193	194
Independent Agency	44	42	43	46	47	95	93
Total	553	579	580	636	376	1,236	1,012

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) The amounts for the second quarter of 2019 have been revised to correct the previously reported amounts.

(3) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2019			2020
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	383	385	387	390	389
Gibraltar Life	366	368	368	368	365
All other countries	62	63	67	68	69
Total	811	816	822	826	823
Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	4,015	4,060	4,106	4,159	4,171
Gibraltar Life	7,198	7,189	7,166	7,150	6,992
All other countries	984	978	1,006	1,023	1,034
Total	12,197	12,227	12,278	12,332	12,197
International life insurance policy persistency:
Life Planner:
13 months	92.2%	92.5%	92.8%	93.2%	93.2%
25 months	88.0%	87.6%	87.0%	86.8%	85.3%
Gibraltar Life (3):
13 months	94.2%	94.4%	94.6%	94.7%	95.0%
25 months	87.3%	87.5%	87.8%	88.1%	89.3%
Number of Life Planners at end of period:
Japan	4,287	4,366	4,356	4,476	4,459
All other countries	2,257	2,322	2,403	2,384	2,391
Total Life Planners	6,544	6,688	6,759	6,860	6,850
Gibraltar Life Consultants	7,767	7,633	7,403	7,205	7,150

__________

(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2) Direct business only; policy count includes annuities.
(3) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2019			2020		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2019	2020	% change

Revenues (1):
Premiums	(3)	(2)	(3)	(4)	(9)	(9)	(13)	-44%
Policy charges and fee income	(12)	(14)	(11)	(15)	(12)	(26)	(27)	-4%
Net investment income	147	156	144	173	116	279	289	4%
Asset management fees, commissions and other income	(296)	(317)	(295)	(359)	(245)	(579)	(604)	-4%
Total revenues	(164)	(177)	(165)	(205)	(150)	(335)	(355)	-6%
Benefits and Expenses (1):
Insurance and annuity benefits	5	3	16	6	1	17	7	-59%
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	-
Interest expense	142	108	129	133	177	284	310	9%
Deferral of acquisition costs	14	12	14	18	11	28	29	4%
Amortization of acquisition costs	(12)	(12)	(11)	(11)	(14)	(23)	(25)	-9%
General and administrative expenses	22	(7)	425	(9)	216	106	207	95%
Total benefits and expenses	171	104	573	137	391	412	528	28%
Adjusted operating loss before income taxes	(335)	(281)	(738)	(342)	(541)	(747)	(883)	-18%
Adjusted operating loss before income taxes comprised as follows:
Investment income (2)	64	69	56	48	26	126	74	-41%
Interest expense on debt (2)	(222)	(210)	(218)	(218)	(227)	(439)	(445)	-1%
Implementation costs	(19)	(18)	(364)	(22)	(32)	(19)	(54)	-184%
Long-term and deferred compensation expense	(30)	7	(18)	(46)	(48)	(137)	(94)	31%
Other (3)	(128)	(129)	(194)	(104)	(260)	(278)	(364)	-31%
Adjusted operating loss before income taxes	(335)	(281)	(738)	(342)	(541)	(747)	(883)	-18%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Prior period amounts have been reclassified to conform to current period presentation.
(3) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2020						December 31, 2019
			PFI Excluding						PFI Excluding
	Total	Closed	Closed Block Division				Total	Closed	Closed Block Division
	Portfolio	Block	Amount	% of Total			Portfolio	Block	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	340,467	30,264	310,203	64.6%			325,393	29,011	296,382	64.9%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,662	—	1,662	0.3%			1,705	—	1,705	0.4%
Private, available-for-sale, at fair value	66,862	12,069	54,793	11.4%			65,115	12,365	52,750	11.6%
Private, held-to-maturity, at amortized cost, net of allowance (1)	213	—	213	0.1%			228	—	228	0.1%
Fixed maturities, trading, at fair value	2,849	239	2,610	0.6%			2,723	256	2,467	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	23,245	—	23,245	4.8%			21,597	—	21,597	4.7%
Equity securities, at fair value	6,361	2,047	4,314	0.9%			6,831	2,245	4,586	1.0%
Commercial mortgage and other loans, at book value, net of allowance	62,766	8,389	54,377	11.3%			63,300	8,629	54,671	12.0%
Policy loans, at outstanding balance	12,283	4,158	8,125	1.7%			12,096	4,264	7,832	1.7%
Other invested assets, net of allowance (2)	12,837	3,259	9,578	2.0%			12,544	3,334	9,210	2.0%
Short-term investments, net of allowance	11,380	94	11,286	2.3%			5,450	227	5,223	1.1%
Subtotal (3)	540,925	60,519	480,406	100.0%			516,982	60,331	456,651	100.0%
Invested assets of other entities and operations (4)	7,007	—	7,007				5,778	—	5,778
Total investments	547,932	60,519	487,413				522,760	60,331	462,429

Fixed Maturities by Credit Quality (3)(5):	June 30, 2020						December 31, 2019
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	220,753	42,166	428	—	262,491	84.6%	221,567	35,494	232	256,829	86.1%
2	33,301	5,117	165	—	38,253	12.3%	28,317	3,485	81	31,721	10.6%
Subtotal - High or Highest Quality Securities	254,054	47,283	593	—	300,744	96.9%	249,884	38,979	313	288,550	96.7%
3	5,438	384	251	—	5,571	1.8%	5,337	637	49	5,925	2.0%
4	2,799	109	149	42	2,717	0.9%	2,659	191	57	2,793	0.9%
5	985	55	108	12	920	0.3%	830	176	66	940	0.3%
6	230	133	44	68	251	0.1%	223	27	16	234	0.1%
Subtotal - Other Securities	9,452	681	552	122	9,459	3.1%	9,049	1,031	188	9,892	3.3%
Total	263,506	47,964	1,145	122	310,203	100.0%	258,933	40,010	501	298,442	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	12,138	1,153	83	—	13,208	24.2%	12,215	780	55	12,940	24.3%
2	31,591	2,248	450	—	33,389	60.9%	30,987	1,731	303	32,415	61.2%
Subtotal - High or Highest Quality Securities	43,729	3,401	533	—	46,597	85.1%	43,202	2,511	358	45,355	85.5%
3	5,145	173	139	11	5,168	9.4%	4,696	217	44	4,869	9.2%
4	2,519	23	121	16	2,405	4.4%	2,255	57	41	2,271	4.3%
5	598	22	35	38	547	1.0%	450	20	17	453	0.9%
6	105	3	1	31	76	0.1%	41	4	1	44	0.1%
Subtotal - Other Securities	8,367	221	296	96	8,196	14.9%	7,442	298	103	7,637	14.5%
Total	52,096	3,622	829	96	54,793	100.0%	50,644	2,809	461	52,992	100.0%
__________

(1) On an amortized cost basis, net of allowance, as of June 30, 2020, includes $1,475 million (fair value, $1,792 million) and $213 million (fair value, $228 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $187 million (fair value, $211 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.

(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.

(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(5) Excludes fixed maturity securities classified as trading. Effective January 1, 2020, fixed maturities securities classified as held-to-maturity are excluded.

(6) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2020 and December 31, 2019, 868 securities with amortized cost of $4,168 million (fair value $4,307 million) and 796 securities with amortized cost of $3,073 million (fair value $3,130 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	June 30, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	146,391	73.6%	142,220	73.6%
Public, held-to-maturity, at amortized cost, net of allowance	1,662	0.8%	1,705	0.9%
Private, available-for-sale, at fair value	19,953	10.0%	19,189	10.0%
Private, held-to-maturity, at amortized cost, net of allowance	213	0.1%	228	0.1%
Fixed maturities, trading, at fair value	472	0.2%	492	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	2,603	1.3%	2,777	1.4%
Equity securities, at fair value	1,927	1.0%	2,185	1.1%
Commercial mortgage and other loans, at book value, net of allowance	19,214	9.7%	19,138	9.9%
Policy loans, at outstanding balance	3,257	1.6%	2,859	1.5%
Other invested assets (3)	2,687	1.4%	2,187	1.1%
Short-term investments	658	0.3%	165	0.1%
Total	199,037	100.0%	193,145	100.0%

	June 30, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	163,812	58.1%	154,162	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	34,840	12.4%	33,561	12.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	2,138	0.8%	1,975	0.8%
Assets supporting experience-rated contractholder liabilities, at fair value	20,642	7.3%	18,820	7.1%
Equity securities, at fair value	2,387	0.9%	2,401	0.9%
Commercial mortgage and other loans, at book value, net of allowance	35,163	12.5%	35,533	13.5%
Policy loans, at outstanding balance	4,868	1.7%	4,973	1.9%
Other invested assets, net of allowance (3)	6,891	2.5%	7,023	2.7%
Short-term investments, net of allowance	10,628	3.8%	5,058	1.9%
Total	281,369	100.0%	263,506	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended June 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.68%	2,804	48	3.82%	2,842	75
Equity securities	4.23%	43	—	3.60%	37	—
Commercial mortgage and other loans	3.88%	471	(3)	4.10%	472	(8)
Policy loans	4.42%	88	—	4.73%	90	—
Short-term investments and cash equivalents	0.87%	63	13	2.85%	100	—
Gross investment income before investment expenses	3.52%	3,469	58	3.83%	3,541	67
Investment expenses	-0.13%	(118)	—	-0.14%	(174)	—
Subtotal	3.39%	3,351	58	3.69%	3,367	67
Other investments (3)		17	(3,703)		184	(458)
Investment results of other entities and operations (4)		307	(99)		265	6
Less, investment income related to adjusted operating income reconciling items		(223)			(236)
Total		3,452	(3,744)		3,580	(385)

	Six Months Ended June 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (5)	Amount	(Losses)	Yield (5)	Amount	(Losses)
General Account (2)
Fixed maturities (3)	3.72%	5,645	137	3.82%	5,627	313
Equity securities	2.83%	60	—	2.79%	56	—
Commercial mortgage and other loans	3.97%	962	3	4.05%	919	(12)
Policy loans	4.58%	180	—	4.72%	178	—
Short-term investments and cash equivalents	1.14%	141	9	2.82%	203	1
Gross investment income before investment expenses	3.60%	6,988	149	3.82%	6,983	302
Investment expenses	-0.14%	(271)	—	-0.14%	(348)	—
Subtotal	3.46%	6,717	149	3.68%	6,635	302
Other investments (3)		71	(2,597)		273	(1,464)
Investment results of other entities and operations (4)		544	115		561	(45)
Less, investment income related to adjusted operating income reconciling items		(442)			(468)
Total		6,890	(2,333)		7,001	(1,207)
__________

(1) Excludes Closed Block division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.

(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.77%	952	55	2.83%	955	108
Equity securities	7.21%	33	—	5.48%	27	—
Commercial mortgage and other loans	3.79%	180	—	3.87%	174	1
Policy loans	3.20%	25	—	3.81%	26	—
Short-term investments and cash equivalents	0.89%	3	—	2.91%	6	—
Gross investment income before investment expenses	2.93%	1,193	55	3.00%	1,188	109
Investment expenses	-0.14%	(56)	—	-0.14%	(71)	—
Subtotal	2.79%	1,137	55	2.86%	1,117	109
Other investments (2)		79	(77)		52	193
Total		1,216	(22)		1,169	302

	Six Months Ended June 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities (2)	2.77%	1,898	227	2.83%	1,892	326
Equity securities	3.99%	39	—	3.48%	34	—
Commercial mortgage and other loans	3.90%	369	3	3.85%	339	2
Policy loans	3.58%	54	—	3.84%	52	—
Short-term investments and cash equivalents	1.28%	10	1	3.43%	14	—
Gross investment income before investment expenses	2.92%	2,370	231	2.98%	2,331	328
Investment expenses	-0.14%	(124)	—	-0.14%	(139)	—
Subtotal	2.78%	2,246	231	2.84%	2,192	328
Other investments (2)		52	820		103	369
Total		2,298	1,051		2,295	697
__________

(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.42%	1,852	(7)	4.63%	1,887	(33)
Equity securities	1.72%	10	—	1.82%	10	—
Commercial mortgage and other loans	3.94%	291	(3)	4.24%	298	(9)
Policy loans	5.19%	63	—	5.25%	64	—
Short-term investments and cash equivalents	0.87%	60	13	2.85%	94	—
Gross investment income before investment expenses	3.94%	2,276	3	4.46%	2,353	(42)
Investment expenses	-0.13%	(62)	—	-0.14%	(103)	—
Subtotal	3.81%	2,214	3	4.32%	2,250	(42)
Other investments (3)		(62)	(3,626)		132	(651)
Total		2,152	(3,623)		2,382	(693)

	Six Months Ended June 30
	2020			2019
			Realized			Realized
	Investment Income		Gains	Investment Income		Gains
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.49%	3,747	(90)	4.64%	3,735	(13)
Equity securities	1.82%	21	—	2.12%	22	—
Commercial mortgage and other loans	4.02%	593	—	4.17%	580	(14)
Policy loans	5.19%	126	—	5.21%	126	—
Short-term investments and cash equivalents	1.13%	131	8	2.80%	189	1
Gross investment income before investment expenses	4.08%	4,618	(82)	4.45%	4,652	(26)
Investment expenses	-0.13%	(147)	—	-0.14%	(209)	—
Subtotal	3.95%	4,471	(82)	4.31%	4,443	(26)
Other investments (3)		19	(3,417)		170	(1,833)
Total		4,490	(3,499)		4,613	(1,859)
__________
(1) Excludes Closed Block division.

(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.

(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

INCOME STATEMENT IMPACT FROM ANNUAL ACTUARIAL ASSUMPTION UPDATES AND OTHER REFINEMENTS
(in millions)
	Second Quarter 2020
			Asset
		Policy	Management		Interest			Adjusted
		Charges	Fees,	Insurance	Credited to	Amortization	General	Operating
		and	Commissions	and	Policyholders'	of	and	Income
		Fee	and Other	Annuity	Account	Acquisition	Administrative	Before
	Premiums	Income	Income	Benefits	Balances	Costs	Expenses	Income Taxes
Retirement	—	—	—	20	(1)	2	1	(22)
Group Insurance	40	(14)	—	15	—	—	—	11
Individual Annuities	—	—	(130)	(16)	7	15	—	(136)
Individual Life	—	48	—	136	—	6	(2)	(92)
International Businesses - Life Planner	—	21	—	5	—	59	—	(43)
International Businesses - Gibraltar Life and Other	—	(9)	—	29	—	14	—	(52)
Total	40	46	(130)	189	6	96	(1)	(334)

	Second Quarter 2019
			Asset
		Policy	Management		Interest			Adjusted
		Charges	Fees,	Insurance	Credited to	Amortization	General	Operating
		and	Commissions	and	Policyholders'	of	and	Income
		Fee	and Other	Annuity	Account	Acquisition	Administrative	Before
	Premiums	Income	Income	Benefits	Balances	Costs	Expenses	Income Taxes
Retirement	(6)	—	—	(165)	—	1	4	154
Group Insurance	8	(13)	—	(14)	—	—	—	9
Individual Annuities	—	—	6	—	3	15	—	(12)
Individual Life	—	(23)	—	66	—	234	(115)	(208)
International Businesses - Life Planner	—	(12)	—	2	—	(18)	—	4
International Businesses - Gibraltar Life and Other	—	—	—	(5)	—	(2)	—	7
Total	2	(48)	6	(116)	3	230	(111)	(46)

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2020								Three Months Ended June 30, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	6,844	—	—	518	331	—	—	7,693	7,150	—	—	582	403	—	8,135
Policy charges and fee income	1,513	(20)	(3)	—	33	—	—	1,523	1,489	(54)	8	—	30	—	1,473
Net investment income	3,452	(8)	—	511	231	—	—	4,186	3,580	(9)	—	574	245	—	4,390
Realized investment gains (losses), net	(111)	(3,624)	(11)	(8)	2	—	—	(3,752)	99	(559)	(15)	49	90	—	(336)
Asset management fees, commissions and other income	1,380	1,391	—	319	(615)	(57)	47	2,465	1,345	309	—	96	9	(33)	1,726
Total revenues	13,078	(2,261)	(14)	1,340	(18)	(57)	47	12,115	13,663	(313)	(7)	1,301	777	(33)	15,388
Benefits and Expenses:
Insurance and annuity benefits	7,425	(53)	(113)	1,241	481	—	—	8,981	7,513	(8)	112	1,194	503	—	9,314
Interest credited to policyholders' account balances	932	854	6	32	8	—	—	1,832	950	286	—	32	10	—	1,278
Interest expense	397	—	—	—	—	—	—	397	392	—	—	2	1	—	395
Deferral of acquisition costs	(570)	—	—	—	(55)	—	—	(625)	(676)	—	—	—	(39)	—	(715)
Amortization of acquisition costs	573	(352)	36	6	24	—	—	287	712	(45)	82	7	26	—	782
General and administrative expenses	3,390	(38)	2	83	126	(3)	15	3,575	3,178	108	6	87	108	(29)	3,458
Total benefits and expenses	12,147	411	(69)	1,362	584	(3)	15	14,447	12,069	341	200	1,322	609	(29)	14,512

	Six Months Ended June 30, 2020								Six Months Ended June 30, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (4)

Revenues:
Premiums	13,694	—	—	998	665	—	—	15,357	14,142	—	—	1,108	785	—	16,035
Policy charges and fee income	2,998	(81)	20	—	75	—	—	3,012	2,993	(125)	8	—	68	—	2,944
Net investment income	6,890	(16)	—	1,056	458	—	—	8,388	7,001	(19)	—	1,137	487	—	8,606
Realized investment gains (losses), net	138	(2,392)	(368)	248	289	—	—	(2,085)	119	(1,462)	(15)	105	151	—	(1,102)
Asset management fees, commissions and other income	2,307	(287)	—	(285)	(864)	(69)	105	907	2,628	1,003	—	325	111	(71)	3,996
Total revenues	26,027	(2,776)	(348)	2,017	623	(69)	105	25,579	26,883	(603)	(7)	2,675	1,602	(71)	30,479
Benefits and Expenses:
Insurance and annuity benefits	14,728	128	261	1,794	999	—	—	17,910	14,742	46	112	2,456	973	—	18,329
Interest credited to policyholders' account balances	1,877	224	45	64	14	—	—	2,224	1,892	646	—	64	21	—	2,623
Interest expense	784	—	—	1	1	—	—	786	778	—	—	3	2	—	783
Deferral of acquisition costs	(1,268)	—	—	—	(96)	—	—	(1,364)	(1,398)	—	—	—	(78)	—	(1,476)
Amortization of acquisition costs	1,128	(144)	193	13	54	—	—	1,244	1,225	(161)	82	16	55	—	1,217
General and administrative expenses	6,708	281	39	168	231	(6)	28	7,449	6,508	117	6	176	214	(34)	6,987
Total benefits and expenses	23,957	489	538	2,040	1,203	(6)	28	28,249	23,747	648	200	2,715	1,187	(34)	28,463

__________
(1) See page 41 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2019								Three Months Ended December 31, 2019
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments (2)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)

Revenues:
Premiums	6,066	—	—	510	361	—	—	6,937	10,303	—	—	589	338	—	—	11,230
Policy charges and fee income	1,528	(62)	16	—	37	—	—	1,519	1,549	(65)	(4)	—	35	—	—	1,515
Net investment income	3,614	(8)	—	590	242	—	—	4,438	3,705	(9)	—	596	249	—	—	4,541
Realized investment gains (losses), net	127	335	(83)	350	124	—	—	853	51	(237)	(1)	66	(89)	—	—	(210)
Asset management fees, commissions and other income	1,197	158	—	32	11	(40)	—	1,358	1,452	417	—	234	84	(35)	(5)	2,147
Total revenues	12,532	423	(67)	1,482	775	(40)	—	15,105	17,060	106	(5)	1,485	617	(35)	(5)	19,223
Benefits and Expenses:
Insurance and annuity benefits	6,504	(46)	150	1,309	472	—	—	8,389	10,807	(136)	(61)	1,329	437	—	—	12,376
Interest credited to policyholders' account balances	979	77	7	33	10	—	—	1,106	978	132	(3)	33	11	—	—	1,151
Interest expense	377	—	—	3	1	—	—	381	385	—	—	1	1	—	—	387
Deferral of acquisition costs	(707)	—	—	—	(39)	—	—	(746)	(695)	—	—	—	(48)	—	—	(743)
Amortization of acquisition costs	505	(18)	70	7	27	—	—	591	508	(2)	(13)	6	25	—	—	524
General and administrative expenses	3,276	177	20	85	107	(6)	—	3,659	3,941	(12)	10	85	120	(2)	42	4,184
Total benefits and expenses	10,934	190	247	1,437	578	(6)	—	13,380	15,924	(18)	(67)	1,454	546	(2)	42	17,879

	Three Months Ended March 31, 2020
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (3)	U.S. GAAP (4)

Revenues:
Premiums	6,850	—	—	480	334	—	—	7,664
Policy charges and fee income	1,485	(61)	23	—	42	—	—	1,489
Net investment income	3,438	(8)	—	545	227	—	—	4,202
Realized investment gains (losses), net	249	1,232	(357)	256	287	—	—	1,667
Asset management fees, commissions and other income	927	(1,678)	—	(604)	(249)	(12)	58	(1,558)
Total revenues	12,949	(515)	(334)	677	641	(12)	58	13,464
Benefits and Expenses:
Insurance and annuity benefits	7,303	181	374	553	518	—	—	8,929
Interest credited to policyholders' account balances	945	(630)	39	32	6	—	—	392
Interest expense	387	—	—	1	1	—	—	389
Deferral of acquisition costs	(698)	—	—	—	(41)	—	—	(739)
Amortization of acquisition costs	555	208	157	7	30	—	—	957
General and administrative expenses	3,318	319	37	85	105	(3)	13	3,874
Total benefits and expenses	11,810	78	607	678	619	(3)	13	13,802
__________
(1) See page 41 for a definition of adjusted operating income.
(2) Prior period numbers have been reclassified to conform to current period presentation.
(3) Represents adjustments not included in the above reconciling items. “Other adjustments” include certain components of the consideration for the Assurance IQ acquisition, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration.

(4) U.S. generally accepted accounting principles.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets. Additionally, market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, are excluded from adjusted operating income beginning with the second quarter of 2019, which we believe enhances the understanding of underlying performance trends.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company's products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company's products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt:
Debt issued to finance the operating needs of the businesses.

9. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

10. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

11. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

13. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

14. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

15. Gibraltar Life:
Includes results from consolidated joint venture operation of Gibraltar Life and Other operations.

16. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other operations.

17. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

23. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, strategic investing results, and commercial mortgage revenues.

25. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay interest and usually has a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds, agricultural debt and equity and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class balancing equity and fixed income funds and target date funds.

26. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Businesses:

13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

28. Prudential Advisor Productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Prudential Advisors:
Captive financial professionals and field managers in our insurance operations in the United States.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income:
Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2020

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of August 4, 2020
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	Aa3	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of August 4, 2020

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com
Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.